EXHIBIT 99.2



                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT


            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of November 6, 2001 between Bridger Commercial Realty Finance LLC, as seller (the "Seller" or "BCRF") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"), except that the Seller has conveyed or will convey the master servicing rights with regard to the Mortgage Loans (the "Servicing Rights" to Prudential Asset Resources, Inc. ("PAR"), and PAR shall enter into certain Sub-Servicing Agreement with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans, (ii) certain mortgage loans (the "Bank of America Mortgage Loans") transferred by Bank of America, N.A. ("Bank of America") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Bank of America and the Purchaser (the "Bank of America/BACM Mortgage Loan Purchase and Sale Agreement") and (iii) certain mortgage loans (the "PMCF Mortgage Loans") transferred by Prudential Mortgage Capital Funding, LLC ("PMCF") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between PMCF and the Purchaser (the "PMCF/BACM Mortgage Loan Purchase and Sale Agreement"), to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of October 1, 2001 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Prudential Asset Resources, Inc., as master servicer (the "Master Servicer"), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as REMIC administrator (in such capacity, the "REMIC Administrator"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("Banc of America"), Salomon Smith Barney Inc. ("SSB') and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") pursuant to an underwriting agreement, dated as of October 26, 2001 (the "Underwriting Agreement"). BACM intends to sell the one or more of the remaining Classes of Certificates (the "Non-Registered Certificates") to Banc of America and Merrill Lynch, as initial purchasers thereof, pursuant to a certificate purchase agreement dated October 26, 2001 (the "Certificate Purchase Agreement"), among Banc of America, BACM and Merrill Lynch. The Registered Certificates are more fully described in the prospectus dated October 26, 2001 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated October 26, 2001 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum dated October 26, 2001 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify BACM, Banc of America, SSB and Merrill Lynch and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of October 26, 2001 (the "Indemnification Agreement"), among the Seller, SSB, BACM, Banc of America, Merrill Lynch, Bank of America and PMCF.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing which amount shall be payable on November 7, 2001 in immediately available funds.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the Mortgage File (as defined in Section 2(e)) with respect to each of the Mortgage Loans; provided that the Purchaser hereby directs the Seller to prepare and the Seller shall prepare or cause to be prepared (or permit the Purchaser to prepare) with respect to the Mortgage Loans, the assignments of Mortgage, assignments of Assignment of Leases and UCC financing statements on Form UCC-2 or UCC-3, as applicable, from the Seller in favor of the Trustee (in such capacity) or in blank. The Seller shall at its expense, within 45 days after the Closing Date or in the case of a Replacement Mortgage Loan, after the related date of substitution, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office, submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in the immediately preceding sentence. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall in each such case promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and thereafter shall in each such case, at its own expense, submit the substitute or corrected documents or cause such to be submitted for recording or filing, as appropriate.

            (d) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or to its designee all of the following items:
(i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans (except to the extent such items represent attorney-client privileged communications and confidential credit analysis of the client or are to be retained by a sub-servicer that will continue to act on behalf of the Purchaser or its designee); and (ii) all Escrow Payments and Reserve Funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

            (e) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the documents and instruments specified below with respect to each Mortgage Loan. Such documents for each Mortgage Loan comprise a "Mortgage File". All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original Mortgage Note, together with all intervening endorsements and a final endorsement (in each case, either on the face thereof or pursuant to a separate allonge) by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National Association, as trustee for the registered holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-PB1, without recourse" or alternatively, if the original Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note (the "Note");

            (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case (unless the particular item has not been returned from the applicable recorder) with evidence of recording indicated thereon (the "Mortgage Instrument");

            (iii) an original assignment of the Mortgage, in recordable form (except for any missing recording information with respect to such Mortgage), executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity);

            (iv) the original or a copy of any related Assignment of Leases (if any such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case (unless the particular item has not been returned from the applicable recorder) with evidence of recording thereon;

            (v) an original assignment of any related Assignment of Leases (if any such item is a document separate from the Mortgage), in recordable form (except for any missing recording information with respect to such Assignment of Leases), executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above the documents described in clauses (iii) and (v) being referred to hereinafter as the "Transfer Documents";


            (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

            (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

            (viii) originals or copies of any assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if the instrument being modified or assumed was recorded (unless the particular item has not been returned from the applicable recording office), in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

            (ix) a title insurance policy or a copy thereof, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, or if the policy has not yet been issued, an original or copy of a written commitment "marked-up" at the closing of such Mortgage Loan, interim binder or the pro forma title insurance policy evidencing a binding commitment to issue such policy (the "Title Policy");

            (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan;

            (xi) (A) copies of any filed UCC Financing Statements and continuation statements in favor of the originator of the Mortgage Loan (or any assignee prior to the Trustee) and (B) if any such UCC-1, UCC-2 or UCC-3 financing statements were filed, an original UCC-2 or UCC-3 financing statement, as applicable, executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest to the Trustee (or a certified copy of such assignment as sent for filing);

            (xii) the original or a copy of any power of attorney (with evidence of recording thereon, if applicable) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Mortgagor;

            (xiii) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the original Ground Lease or a copy thereof;

            (xiv) the original or copy of any intercreditor agreement relating to such Mortgage Loan;

            (xv) the original or copy of any operating lease relating to the related Mortgaged Property;

            (xvi) the original or a copy of any related loan agreement relating to such Mortgage Loan;

            (xvii) the original or a copy of any management agreement relating to such Mortgage Loan; provided that if the Seller sends or causes such agreement to be sent to the Master Servicer it shall have no duty to deliver a copy of such agreement to the Trustee;

            (xviii) the original or a copy of any lock-box or cash management agreement relating to such Mortgage Loan;

            (xix) the original or a copy of any environmental report and/or engineering report relating to such Mortgage Loan; provided that, if the Seller sends or causes such report to be sent directly to the Master Servicer it shall have no duty to deliver a copy of such report to the Trustee;

            (xx) the original or a copy of any Environmental Insurance Policy;

            (xxi) copies of any original letter(s) of credit (provided that the originals of such letter of credit shall be delivered to the Master Servicer) relating to such Mortgage Loan, if applicable, and the originals or copies of any intervening assignments thereof; and

            (xxii) a list attached to each Mortgage File indicating the actual documents included in each such Mortgage File (the "Mortgage File Checklist").

            (f) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(e). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii), (xi)(A) and (xiii) of the definition of "Mortgage File", with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iii), (v), and
(xi)(B) of the definition of "Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(e) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan.

            (g) The Seller shall in connection with the interest of a related Mortgagor under a Ground Lease, in each case at its own expense, promptly (and in any event within 45 days of the Closing Date) notify the related ground lessor (with a copy of such notice to the Master Servicer) of the transfer of such Mortgage Loan to the Trust pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Trustee.

            (h) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (i) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule or the Mortgage File Checklist, as applicable, attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule or the Mortgage File Checklist, as applicable, and distribute such amended Mortgage Loan Schedule or the Mortgage File Checklist, as applicable, to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule or Mortgage File Checklist by itself shall not be deemed to be a cure of a Material Breach.

            (j) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a limited liability company duly authorized, validly existing and in good standing under the laws of the State of Missouri.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) If the Seller receives written notice of a Material Document Defect or a Material Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall not later than 90 days from receipt of such notice (such 90 day period, the "Initial Resolution Period") correct or cure such Material Document Defect or Material Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the applicable Purchase Price in accordance with the terms hereof and the terms of the Pooling and Servicing Agreement; provided, however, if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the applicable Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f) and if the Detective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qua1ifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amounts, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

      If one or more of the Mortgage Loans constituting a Group are the subject of a Breach or Document Defect, then, for purposes of determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, such Group shall be treated as a single Mortgage Loan.

      Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4, the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4 if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

      It is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

      It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Except as set forth in Section 4(e), if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of March 1, 2003, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            Notwithstanding the foregoing, the absence from the Mortgage File of: (w) the Note, (x) the Mortgage Instrument, (y) the Title Policy or (z) copies of the Transfer Documents shall be conclusively presumed to be a Material Document Defect.

            (e) If (i) any Mortgage Loan is required to be repurchased as provided in Section 4(c) above, (ii) such Mortgage Loan is a Cross-Collateralized Mortgage Loan that is a part of a Group (as defined herein) and (iii) the applicable Breach or Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any other Cross-Collateralized Mortgage Loan in such Group (without regard to this paragraph), then the applicable Material Breach or Material Document Defect, as the case may be, will be deemed to constitute a Material Breach or Material Document Defect, as the case may be, as to any other Cross-Collateralized Mortgage Loan in the Group for purposes of the above provisions, and the Seller will be required to repurchase such other Cross-Collateralized Mortgage Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 4 unless such other Cross-Collateralized Mortgage Loans satisfy the Cross-Collateralized Mortgage Loan Repurchase Criteria. In the event that one or more of such other Cross-Collateralized Mortgage Loans satisfy the Cross-Collateralized Mortgage Loan Repurchase Criteria, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan as to which the related Material Breach or Material Document Defect exists or to repurchase all of the Cross-Collateralized Mortgage Loans in the related Group. The Seller shall be responsible for the cost of any appraisal required to be obtained by the Master Servicer to determine if the Cross-Collateralized Mortgage Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            With respect to any Cross-Collateralized Mortgage Loan conveyed hereunder, to the extent that the Seller repurchases an affected Cross-Collateralized Mortgage Loan in the manner prescribed in Section 4 while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and Purchaser (on behalf of its successors and assigns) agree to forbear from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans held by such party, then both parties agree to forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

            (f) Pursuant to Section 4(f) of this Agreement, Prudential Securities Credit Corp., LLC ("PSCC") has agreed to be jointly and severally liable with the Seller for the repurchase of certain Mortgage Loans under the conditions set forth in this Section 4. In connection therewith, PSCC hereby represents and warrants to, and covenants with the Purchaser and the Seller and for the benefit of SSB, Merrill Lynch and Banc of America as of the date hereof and as of the Closing Date that:

            (i) PSCC is a limited liability company, duly authorized, validly existing and in good standing under the laws of Delaware, and is in compliance with the laws of each of state necessary to perform its obligation under this Agreement and the Pooling and Servicing Agreement and this Agreement.

            (ii) The execution and delivery of this Agreement by PSCC, and the performance and compliance with the terms of this Agreement will not violate PSCC's certificates of formation or by-laws or other governing documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) PSCC has the full power and authority to enter into and consummate all transactions contemplated by terms of this Agreement, has duly authorized the execution, delivery and performance of its obligation under terms of this Agreement and has duly executed and delivered this Agreement.

            (iv) PSCC is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in PSCC's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of PSCC to perform its obligation under this Agreement or the financial condition of PSCC.

            (v) No litigation is pending with regard to which PSCC has received service of process or, to the best of PSCC's knowledge, threatened against PSCC which would prohibit PSCC from entering into this Agreement, or in PSCC's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of PSCC to perform its obligations under this Agreement or the financial condition of PSCC.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's articles of association or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.


            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than SSB, Banc of America, Merrill Lynch and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Deloitte & Touche LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement or the Transaction Management Agreement among the Seller, Bank of America, Bridger Commercial Funding LLC and PSCC dated June 23, 2001 (the "Transaction Management Agreement"); and

            (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date. SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto;

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate substantially in the form of Exhibit A-1 and Exhibit B-1 hereto, executed by an authorized officer of the Seller and PSCC respectively, in his or her individual capacity, and dated the Closing Date, upon which Banc of America, Merrill Lynch, SSB and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller and PSCC from the Secretary of State of the State of Missouri and the Secretary of State of the State of Delaware respectively, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller and PSCC respectively substantially in the form of Exhibit A-2 and Exhibit B-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, Banc of America, SSB and Merrill Lynch may rely; and

            (f) One or more written opinions of counsel for the Seller and counsel for PSCC respectively, in substantially the form set forth in Exhibit A-3 and Exhibit B-3 hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and counsel for PSCC each as reasonably acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, Banc of America, SSB, Merrill Lynch, the Trustees and each Rating Agency; and

            (g) Any other opinions of counsel for the Seller and PSCC reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from Deloitte & Touche LLP, certified public accountants, dated the date of any preliminary Prospectus Supplement and of the Prospectus Supplement, respectively, and addressed to, and in form and substance acceptable to the Purchaser, Banc of America, SSB, Merrill Lynch, Bank of America and PMCF stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. [RESERVED]

            SECTION 10. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and paid in accordance with the Transaction Management Agreement.

            SECTION 11. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., Bank of America Corporate Center, NC1-007-07-01, 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: David Gertner, telecopy number: (704) 386-1904, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bridger Commercial Realty Finance LLC, 100 Shoreline Highway, Suite 100, Mill Valley, California 94941, Attention:
Robert Schonefeld, with a copy to Kraig Kohring, Esq., Polsinelli, Shalton & Welte P.C., 700 West 47th Street, Suite 1000, Kansas City, Missouri, 64112, and to Prudential Securities Credit Corp., LLC, One New York Plaza, 18th Floor, New York, New York 10292, Attention: Anna Caston.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 13. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 15. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER, THE SELLER AND PSCC HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 16. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 18. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 19. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Purchaser or its agent of the Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a Person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305 or 9-115 thereof); and (iv) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 20. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Group"), by their terms, cross-defaulted and cross-collateralized. Each Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 20 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 21. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       BRIDGER COMMERCIAL REALTY FINANCE LLC,



                                       By: /s/
                                          --------------------------------------
                                          Name:  Robert S. Schonefeld
                                          Title: Chief Executive Officer


                                       BANC OF AMERICA COMMERCIAL MORTGAGE INC.



                                       By: /s/
                                          --------------------------------------
                                          Name:  Bruce M. Ambler, Jr.
                                          Title: Vice President



ACKNOWLEDGED AND AGREED WITH RESPECT TO
SECTION 4, SECTION 6, SECTION 8 AND
SECTION 9 OF THIS AGREEMENT:

PRUDENTIAL SECURITIES CREDIT CORP., LLC



By: /s/
   ------------------------------------
   Name:  Jeff French
   Title: President

                                                             SCHEDULE I

                                                       MORTGAGE LOAN SCHEDULE


------------------------------------------------------------------------------------------------------------------------------------
Loan   Sequence     Loan
 ID     Number     Number      Property Name                         Street Address                          City             State
------------------------------------------------------------------------------------------------------------------------------------
 41      B7       415000236    Corona del Sol Apartments             25711 Frampton Avenue                   Harbor City       CA
------------------------------------------------------------------------------------------------------------------------------------
 42      B8       415000235    La Corona Apartments                  21910 South Western Avenue              Torrance          CA
------------------------------------------------------------------------------------------------------------------------------------
 43      B9       415000234    Corona del Norte Apartments           21240 South Western Avenue              Torrance          CA
------------------------------------------------------------------------------------------------------------------------------------
 45      B11      415010297    Casa Bernardo Apartments              17251 West Bernaro Drive                San Diego         CA
------------------------------------------------------------------------------------------------------------------------------------
 47      B12      400000226    Monument Place Apartments             305 W. Monument Street                  Baltimore         MD
------------------------------------------------------------------------------------------------------------------------------------
 50      B14      820000263    Challis Apartments                    1413, 1415, & 1417 Challis Court        Bloomington       IL
------------------------------------------------------------------------------------------------------------------------------------
 56      B17      303000166    Raley's Stockton Plaza                2309, 2323, 2339, 2415 W. Hammer Lane   Stockton          CA
------------------------------------------------------------------------------------------------------------------------------------
 68      B21      323010308    Walgreens Sunrise                     7877 Sunrise Blvd.                      Citrus Heights    CA
------------------------------------------------------------------------------------------------------------------------------------
 76      B22      415010310    Walgreens Tacoma                      3737 Pacific Avenue                     Tacoma            WA
------------------------------------------------------------------------------------------------------------------------------------
120      B32      430990096    1550 Walnut Hill Lane                 1550 West Walnut Hill Lane              Irving            TX
------------------------------------------------------------------------------------------------------------------------------------
122      B33      290000244    Carter Industrial-Will Rogers Blvd.   6601 Will Rogers Boulevard              Fort Worth        TX
------------------------------------------------------------------------------------------------------------------------------------
125      B34      400010292    Rancho Salinas MHP                    150 Sherwood Drive                      Salinas           CA
------------------------------------------------------------------------------------------------------------------------------------
126      B35      400000269    Southgate MHP                         6405 & 6601 Arden Road                  Amarillo          TX
------------------------------------------------------------------------------------------------------------------------------------
128      B37      400000266    Boulevard Estates MHC                 4220 Pasadena Boulevard                 Pasadena          TX
------------------------------------------------------------------------------------------------------------------------------------
133      B39      400000180    Central Self-Storage                  4029 Golden Acres Drive                 Sierra Vista      AZ
------------------------------------------------------------------------------------------------------------------------------------




                                                             SCHEDULE I

                                                   MORTGAGE LOAN SCHEDULE (Cont'd)


------------------------------------------------------------------------------------------------------------------------------------
                                                                           Remaining
                                                                            Term To
                                                                            Stated       Stated
                                                                           Maturity/    Maturity
Loan   Zip     Mortgage   Amortization    Original           Cut-off          ARD         Date/    Due      Monthly
 ID    Code    Rate (%)      Basis         Balance           Balance        (months)      ARD      Date     Payment     Admin. Fee
------------------------------------------------------------------------------------------------------------------------------------
 41    90710    7.700%       ACT/360      1,872,000.00     1,827,327.54       172       02/01/16   1st    $ 17,567.11    0.07220%
------------------------------------------------------------------------------------------------------------------------------------
 42    90501    7.700%       ACT/360      1,270,000.00     1,239,693.35       172       02/01/16   1st    $ 11,917.86    0.07220%
------------------------------------------------------------------------------------------------------------------------------------
 43    90501    7.700%       ACT/360        900,000.00       878,522.82       172       02/01/16   1st    $  8,445.73    0.07220%
------------------------------------------------------------------------------------------------------------------------------------
 45    92127    7.567%       ACT/360      1,650,000.00     1,647,052.52       117       07/01/11   1st    $ 11,612.83    0.09220%
------------------------------------------------------------------------------------------------------------------------------------
 47    21203    7.875%       ACT/360      1,550,000.00     1,535,658.58       111       01/01/11   1st    $ 11,835.09    0.14220%
------------------------------------------------------------------------------------------------------------------------------------
 50    61704    7.625%       ACT/360      1,200,000.00     1,194,839.39       113       03/01/11   1st    $  8,493.52    0.07220%
------------------------------------------------------------------------------------------------------------------------------------
 56    95201    8.240%       ACT/360     12,400,000.00    12,307,318.37       107       09/01/11   1st    $ 93,069.90    0.07220%
------------------------------------------------------------------------------------------------------------------------------------
 68    95610    7.825%       ACT/360      4,000,000.00     3,995,295.49       118       08/01/11   1st    $ 28,864.08    0.09220%
------------------------------------------------------------------------------------------------------------------------------------
 76    98408    7.630%       ACT/360      3,200,000.00     3,194,383.60       117       07/01/11   1st    $ 22,660.41    0.09220%
------------------------------------------------------------------------------------------------------------------------------------
120    75038    8.625%       ACT/360      2,675,000.00     2,641,756.89       106       08/01/11   1st    $ 21,765.62    0.07220%
------------------------------------------------------------------------------------------------------------------------------------
122    76102    8.000%       ACT/360      1,480,000.00     1,472,519.43       112       02/01/11   1st    $ 10,859.72    0.07220%
------------------------------------------------------------------------------------------------------------------------------------
125    93901    7.397%       ACT/360      5,400,000.00     5,385,721.58       116       06/01/11   1st    $ 37,377.46    0.12220%
------------------------------------------------------------------------------------------------------------------------------------
126    79109    7.250%       ACT/360      2,375,000.00     2,362,192.89       115       05/01/11   1st    $ 17,166.66    0.14220%
------------------------------------------------------------------------------------------------------------------------------------
128    77503    7.930%       ACT/360      1,320,000.00     1,311,161.36       113       03/01/11   1st    $ 10,126.84    0.14220%
------------------------------------------------------------------------------------------------------------------------------------
133    85650    9.000%       ACT/360      2,000,000.00     1,978,325.56       107       09/01/10   1st    $ 16,783.93    0.14220%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                     42,971,769.37
------------------------------------------------------------------------------------------------------------------------------------



                                                  SCHEDULE I

                                        MORTGAGE LOAN SCHEDULE (Cont'd)


          Primary      Master                                Original
Loan     Servicing   Servicing   Ownership                 Amortization   ARD    Grace
 ID         Fee         Fee      Interest     Crossed        (months)     Loan   Period   Primary Servicer
-------------------------------------------------------------------------------------------------------------
 41       0.03000%    0.07000%   Fee Simple     Yes            180         No       5     Capstone
                                               (BACM
                                              01-PB1-A)
-------------------------------------------------------------------------------------------------------------
 42       0.03000%    0.07000%   Fee Simple     Yes            180         No       5     Capstone
                                               (BACM
                                              01-PB1-A)
-------------------------------------------------------------------------------------------------------------
 43       0.03000%    0.07000%   Fee Simple     Yes            180         No       5     Capstone
                                               (BACM
                                              01-PB1-A)
-------------------------------------------------------------------------------------------------------------
 45       0.05000%    0.09000%   Fee Simple     No             360         No       5     Capstone
-------------------------------------------------------------------------------------------------------------
 47       0.10000%    0.14000%   Fee Simple     No             300         No       5     Collateral Mortgage
-------------------------------------------------------------------------------------------------------------
 50       0.03000%    0.07000%   Fee Simple     No             360         No       5     Capstone
-------------------------------------------------------------------------------------------------------------
 56       0.03000%    0.07000%   Fee Simple     No             360         No       5     Capstone
-------------------------------------------------------------------------------------------------------------
 68       0.05000%    0.09000%   Fee Simple     No             360         No       5     Capstone
-------------------------------------------------------------------------------------------------------------
 76       0.05000%    0.09000%   Fee Simple     No             360         No       5     Capstone
-------------------------------------------------------------------------------------------------------------
120       0.03000%    0.07000%   Fee Simple     No             300         No       5     Capstone
-------------------------------------------------------------------------------------------------------------
122       0.03000%    0.07000%   Fee Simple     No             360         No       5     Capstone
-------------------------------------------------------------------------------------------------------------
125       0.08000%    0.12000%   Fee Simple     No             360         No       5     Collateral Mortgage
-------------------------------------------------------------------------------------------------------------
126       0.10000%    0.14000%   Fee Simple     No             300         No       5     Collateral Mortgage
-------------------------------------------------------------------------------------------------------------
128       0.10000%    0.14000%   Fee Simple     No             300         No       5     Collateral Mortgage
-------------------------------------------------------------------------------------------------------------
133       0.10000%    0.14000%   Fee Simple     No             300         No       5     Collateral Mortgage
-------------------------------------------------------------------------------------------------------------


                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTITES



            FOR PURPOSES OF THIS SCHEDULE II, THE PHRASE "THE SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN, EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE OF THE SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE UNDERWRITING, ORIGINATION OR SALE OF THE MORTGAGE LOANS REGARDING THE MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO (EXCEPT (I) HAVING SENT TO THE SERVICERS SERVICING THE MORTGAGE LOANS ON BEHALF OF THE SELLER, IF ANY, SPECIFIC INQUIRIES REGARDING THE MATTERS REFERRED TO AND (II) AS EXPRESSLY SET FORTH HEREIN). ALL INFORMATION CONTAINED IN DOCUMENTS WHICH ARE PART OF A MORTGAGE FILE AS REQUIRED BY THE POOLING AND SERVICING AGREEMENT (TO THE EXTENT SUCH DOCUMENTS EXIST) SHALL BE DEEMED WITHIN THE SELLER'S KNOWLEDGE.

            The Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the Closing Date except with respect to the Exceptions described on Schedule IIA and subject to
Section 20 of this Agreement:

            SECTION 23. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement.

            SECTION 24. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Upon consummation of transactions contemplated by the Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            SECTION 25. Payment Record. As of the Closing Date, the Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace period.

            SECTION 26. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan, and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            SECTION 27. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents.

            SECTION 28. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) the related Mortgaged Property has not been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            SECTION 29. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Mortgage File, the related Mortgaged Property is to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance). The Seller has no knowledge of any proceeding pending or threatened for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan, (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current use of such Mortgaged Property, and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            SECTION 30. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein or to any Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. The Seller has not done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related Mortgage.

            SECTION 31. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            SECTION 32. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located).

            SECTION 33. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or such customary fee, as may be payable, in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            SECTION 34. Environmental Conditions. With respect to each Mortgaged Property (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed by an independent third-party environmental consultant with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), has been delivered to the Purchaser, and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or
(ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) a party not related to the related Borrower was identified as a responsible party for such condition or circumstance, (B) the related Borrower was required to provide additional security and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller in its reasonable business judgment, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had, in the Seller's sole discretion, an appropriate net worth in light of the environmental matters covered by such guaranty or indemnity. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Seller has required the related Borrower to provide a secured creditor environmental insurance policy for the Mortgaged Properties identified in Schedule IIA Representation 12. All environmental assessments that were in the possession of the Seller and that relate to a Mortgaged Property which is insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy. The Mortgage for each Mortgage Loan encumbering the Mortgaged Property or other related loan documents require the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            SECTION 35. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. Except as set forth in the immediately preceding sentence, there was no valid offset, defense, counter claim or right of rescission available to the related Borrower with respect to any of the related Mortgage Notes, Mortgages or other loan documents, including, without limitation, any such valid offset, defense, counter claim or right based on intentional fraud by Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other loan documents.

            SECTION 36. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. All such hazard insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Each Mortgage requires that the Borrower or a tenant of the Borrower maintain insurance as described above or permits the mortgagee to require insurance or self insurance as described above, and permits the mortgagee to purchase such insurance at the Borrower's expense if Borrower fails to do so or provides that the mortgagee has the general right to cure defaults of the Borrower. Each Mortgaged Property is also covered by comprehensive general liability insurance in an amount at least equal to $1million. If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain flood insurance in respect thereof to the extent such flood insurance is available.

            SECTION 37. Taxes and Assessments. To the Seller's knowledge, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage, or if there are such delinquent charges or taxes, or if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            SECTION 38. Borrower Bankruptcy. To the Seller's knowledge, no Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            SECTION 39. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage
Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan; or (ii) the principal use of the Mortgaged Property as of the date of the origination of such Mortgage Loan.)

            SECTION 40. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

            (b) The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid. If required by such Ground Lease, the lessor has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (d) To the Seller's knowledge, the Ground Lease is in full force and effect as of the Closing Date and, to the Seller's knowledge, there is no material default under such Ground Lease;

            (e) The related ground lessor has agreed to provide the holder of the Mortgage Loan notice and the holder of such Mortgage Loan is permitted a reasonable time to cure any default or breach by the lessee thereunder, including such time as is necessary to gain possession of the Mortgaged Property, by foreclosure or otherwise, if possession is necessary to effect such cure, before the lessor thereunder may terminate such Ground Lease. Such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to the mortgagee;

            (f) Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan; or, if not 20 years, at least 10 years beyond such stated maturity date;

            (g) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

            (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied, either (i) to the repair or restoration of all or part of the related Mortgaged Property with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage loan lender), or
(ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

            (j) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

            SECTION 41. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury regulation section 1.860G-2(f)(2)).

            SECTION 42. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            SECTION 43. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            SECTION 44. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, governmental investigations or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property, the principal benefit of the security intended to be provided by the Mortgage Loan documents or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan or the current principal use of the Mortgaged Property.

            SECTION 45. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving Cross-Collateralized Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

            SECTION 46. No Mechanics' Liens. To the Seller's knowledge, (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            SECTION 47. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            SECTION 48. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued, and, as of the Cut-Off Date, the Seller has no knowledge that the related Borrower was not in possession of such licenses, permits and authorizations or that such licenses, permits and authorizations have not otherwise been issued.

            SECTION 49. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool.

            SECTION 50. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price and prepayment consideration in connection therewith; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            SECTION 51. Defeasance. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan either (A) (1) permits defeasance no earlier than two years after the Closing Date, (2) permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note and (3) such Mortgage Loan has been transferred by the Seller with the intent that the defeasance provision not be utilized (x) for any reason other than to facilitate the disposition of the Mortgaged Property or any other customary commercial transaction or (y) as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages or (B) requires that a legal opinion or opinions be delivered with respect to the defeasance that states subject to customary assumptions and qualifications that the holder of the such Mortgage Loan has a first priority perfected security interest in the defeasance collateral and that the defeasance will not cause the Trust to fail to qualify as a REMIC or be subject to any "prohibited transaction" tax as defined in the REMIC Provisions (the "Legal Opinion"). The related mortgage loan documents enable the lender to charge the expenses associated with permitting a defeasance to the Borrower and provide for the following items (or otherwise contain provisions pursuant to which the holder can require such items): (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) the Legal Opinion, and (c) a letter or other written evidence from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.

            SECTION 52. Fixed Rate Loan. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            SECTION 53. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

            SECTION 54. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan and no event has occurred which, with the passing of time or giving of notice and the expiration of any grace or cure period, would constitute such a material default or breach; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II. Neither the Seller nor any servicer on behalf of the Seller has accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the Mortgage Loan.

            SECTION 55. Due-on-Sale. Subject to exceptions set forth in the related Mortgage Loan documents and except with respect to transfers by reason of family and estate planning and transfers of less than a controlling interest in a Mortgagor, or a substitution or release of collateral within the parameters of paragraph 28 above, each Mortgage contains a "due on sale" clause which expressly or effectively provides for the acceleration of the payment of the unpaid principal balance and accrued interest of the related Mortgage Loan if, without the prior written consent of the holder of such Mortgage, the related Mortgaged Property, or any interest therein, is directly or indirectly transferred or sold.

            SECTION 56. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Balance of $15,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

            SECTION 57. Whole Loan. Each Mortgage loan is a whole loan and not a participation interest in a mortgage loan.

            SECTION 58. Security Interests. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid and enforceable (subject to the exceptions set forth in paragraph 13 above) security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

            SECTION 59. Prepayment Premiums. Prepayment Premiums payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulation Section 1.860G-1(b)(2).

            SECTION 60. [RESERVED].

            SECTION 61. Sub-Servicing Agreements. If such Mortgage Loan is, as of the Closing Date, subject to a Sub-Servicing Agreement, such Sub-Servicing Agreement provides that the related Sub-Servicer is not to receive any sub-servicing compensation with respect to such Mortgage Loan during any period that such Mortgage Loan is a Specially Serviced Mortgage Loan or an REO Loan (except for any Termination Strip payable, if applicable, to a Sub-Servicer in connection with a termination thereof without cause as contemplated by Section 3.22(d) of the Pooling and Servicing Agreement); provided, however, that, at the related Sub-Servicer's option, although its Sub-Servicing duties shall terminate to the extent transferred to the Special Servicer, the related Sub-Servicer may retain the Mortgage Loans on its computer systems so long as such Mortgage Loans are Specially Serviced Mortgage Loans (without any compensation therefor), provided, however, that the related Sub-Servicer will be entitled to the fees to which it would otherwise have been entitled during the period that such Specially Serviced Mortgage Loan remains boarded on such Sub-Servicer's computer system, if the Sub-Servicer was performing servicing functions at the request of the Special Servicer during such period. Any such Mortgage Loan retained on the computer system of a Sub-Servicer shall be subject to the rights of the Special Servicer while such Mortgage Loan is a Specially Serviced Mortgage Loan.

            SECTION 62. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation or misappropriation or misapplication of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            SECTION 63. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

            SECTION 64. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            SECTION 65. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            SECTION 66. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and/or financial statements of the related Borrower, and with such other information as may be required therein.

            SECTION 67. Appraisals. An appraisal of the related Mortgaged Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; in connection with the origination of the Mortgage Loan, each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation.

            SECTION 68. No Capital Contributions. The Seller has no obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan.

            SECTION 69. Grace Periods. The related Mortgage or Mortgage Note provides a grace period for Monthly Payments no longer than ten (10) days from the applicable Due Date.

            SECTION 70. Access Routes. Based solely on surveys, title insurance reports, the Title Policy, the engineering report, the appraisal and/or other relevant documents included in the Mortgage File, at the time of origination of the Mortgage Loan, the Mortgaged Property (A) had access to a public road, and
(B) was served by public or private water, sewer (or septic facilities) and other utilities.

            SCHEDULE IIA TO MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
                BETWEEN BRIDGER COMMERCIAL REALTY FUNDING LLC AND
                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.
            EXCEPTIONS TO SCHEDULE II REPRESENTATIONS AND WARRANTIES


                              REPRESENTATION NO. 12
                            ENVIRONMENTAL CONDITIONS
                            ------------------------

The Seller required the related Borrower to provide a secured creditor environmental insurance policy for the Mortgaged Properties securing the following Mortgage Loans:

BCRF Loan No. 4630 / Walgreen's Tacoma                  PSI/Bridger

The Seller provided portfolio environmental policies for the following Mortgage
Loans:

BCRF Loan No. 4020/ Monument Place Apartments           PSI/Bridger
BCRF  Loan No. 4040/Carter Industrial                   PSI/Bridger
BCRF  Loan No. 4050/Corona Del Norte Apts.              PSI/Bridger
BCRF  Loan No. 4060/La Corona Apts.                     PSI/Bridger
BCRF  Loan No. 4070/Corona Del Sol                      PSI/Bridger
BCRF  Loan No. 4080/Challis Apts.                       PSI/Bridger
BCRF  Loan No.  4570/Casa Bernardo Apts.                PSI/Bridger

                              REPRESENTATION NO. 14
                                    INSURANCE
                                    ---------


The Mortgaged Property securing each of the following Mortgage Loans is not the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months:

BCRF Loan No. 4640 / Walgreens Sunrise Requirement of business interruption or rent loss insurance waived PSI/Bridger

BCRF Loan No. 4630 / Walgreens Tacoma Requirement of business interruption or rent loss insurance waived PSI/Bridger

                              REPRESENTATION NO. 29


            SECTION 71. Defeasance


With respect to the following Mortgage Loans, the related Mortgage Loan documents do not specifically require the delivery of an accountant's certification or written evidence from the Rating Agencies, but such Mortgage Loan documents do require delivery of such certificates, documents or instruments as the lender may reasonably require:


            Loan No. 4470    Raley's Stockton Plaza     PSI/Bridger

                              REPRESENTATION NO. 40


            SECTION 72. Recourse

The following Mortgage Loans provide for recourse against the related Borrower for damages sustained in connection with the related Borrower's "intentional" misrepresentation rather than "material" misrepresentation:


            Loan No. 4310    Rancho Salinas             PSI/Bridger
            Loan No. 4570    Casa Bernardo Apartments   PSI/Bridger
            Loan No. 4630    Walgreens Tacoma           PSI/Bridger
            Loan No. 4640    Walgreens Sunrise          PSI/Bridger